UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 10, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On July 10, 2024 (the “Effective Date”), GoodRx, Inc. (“GoodRx”), an indirect wholly-owned subsidiary of GoodRx
Holdings, Inc. (the “Company”), entered into the Sixth Amendment to First Lien Credit Agreement (the “Sixth Amendment”),
by and among GoodRx, as borrower, GoodRx Intermediate Holdings, LLC (“Intermediate Holdings”) and the other guarantors party thereto (collectively, together with GoodRx and Intermediate Holdings, the “Loan Parties”), Barclays Bank
PLC, as administrative agent, and the lenders and other parties party thereto, in order to amend its First Lien Credit
Agreement, dated as of October 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the
“Credit Agreement”) to, among other things, (i) establish a new tranche of term loan commitments in an aggregate principal amount of $500.0 million (the “2024 Term Loan Facility” and the loans thereunder, the “2024 Term Loans”) with a maturity date of July 10, 2029, (ii) extend the maturity date of  $88.0 million of the total $100.0 million existing revolving credit facility
(the “Revolving Credit Facility”) under the Credit Agreement to April 10, 2029 and (iii) modify certain covenants.
Concurrently with the closing of the Sixth Amendment, we repaid in full all term loans outstanding under the Credit
Agreement immediately prior to the Effective Date (the “Existing Term Loans”) by borrowing the full amount available under the 2024 Term Loan Facility and using all of the proceeds thereof and an additional $167.2 million from cash on hand to satisfy (either in cash or via conversion) all of the outstanding obligations related to the Existing Term Loans and to pay all premiums, fees and expenses in connection with the foregoing transactions.
The Credit Agreement contains certain affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, investments, asset sales, repurchases of stock, dividends and other distributions. GoodRx is restricted from making dividend payments, loans or advances to Intermediate Holdings and the
Company, subject to limited exceptions. Under the Credit Agreement, GoodRx is also subject to a financial covenant whereby GoodRx is required to maintain a First Lien Net Leverage Ratio (as defined in the Credit Agreement) not to exceed
8.2 to 1.0 in the event that the amounts outstanding under the Revolving Credit Facility exceed a specified percentage of the commitments under the Revolving Credit Facility as of the last day of each applicable fiscal quarter. In addition, the Credit
Agreement contains customary representations and warranties and events of default. In the case of an event of default, the applicable lenders may terminate the commitments under the 2024 Term Loan Facility and Revolving Credit Facility and
require immediate repayment of all outstanding borrowings and the cash collateralization of all outstanding letters of credit.
Such termination and acceleration will occur automatically in the event of certain bankruptcy events.
The obligations of GoodRx, as the borrower under the Credit Agreement, are guaranteed by Intermediate Holdings and each of GoodRx’s direct and indirect wholly-owned domestic subsidiaries. The 2024 Term Loan Facility and the
Revolving Credit Facility are secured, subject to certain exceptions, by a first-priority security interest on substantially all of the assets of GoodRx and the other Loan Parties, including 100% of the equity interest of GoodRx.
2024 Term Loan Facility
Borrowings under the 2024 Term Loan Facility bear interest, at GoodRx’s option, at either (i) a term rate based on the
Secured Overnight Financing Rate, subject to a “floor” of 0.00%, plus a margin of 3.75%; or (ii) an alternate base rate plus a margin of 2.75%. The 2024 Term Loans were funded with an original issue discount at 99.0% of the principal amount thereof. The 2024 Term Loan Facility requires quarterly principal payments equal to 0.25% of the original principal amount borrowed beginning with the second full fiscal quarter ending after the Effective Date, with any remaining unpaid principal and any accrued and unpaid interest due on the maturity date of July 10, 2029.
GoodRx may make voluntary prepayments of the 2024 Term Loans from time to time, and GoodRx is required in certain instances related to asset dispositions, casualty events, non-permitted debt issuances and annual excess cash flow, to make mandatory prepayments of the 2024 Term Loans. Certain prepayments are subject to a prepayment premium of
1.00% of the principal amount being prepaid if occurring prior to January 10, 2025.
Revolving Credit Facility
No incremental borrowings under the Revolving Credit Facility were made by GoodRx at the closing of the Sixth
Amendment. Other than the extension of the maturity date to April 10, 2029, all provisions relating to interests, fees, prepayment and repayment of the Revolving Credit Facility were unchanged by the Sixth Amendment. The $12.0 million of revolving commitments not subject to the maturity extension will terminate on July 11, 2025.
Certain lenders party to the Credit Agreement and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company, its subsidiaries and/or its affiliates. They have received, and may in the future receive, customary fees and commissions for these transactions.
The foregoing descriptions of the Sixth Amendment and the Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference herein.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the potential impact of the Sixth Amendment and the Credit Agreement on the operations of the Company and its subsidiaries, including any obligations arising from certain affirmative and negative covenants and any payments thereunder. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks associated with the Company and its subsidiaries’ indebtedness and the important factors discussed in the section entitled “Risk Factors” of the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in its other filings with the Securities and
Exchange Commission. The forward-looking statements in this Form 8-K are based upon information available to the
Company as of the date of this Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the statements should not be read to indicate that the
Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. While the
Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits.

10.1†
Sixth Amendment to First Lien Credit Agreement, by and among GoodRx, Inc., as borrower, GoodRx Intermediate
Holdings, LLC and the other guarantors party thereto, Barclays Bank PLC, as administrative agent, and the lenders and other parties party thereto, dated July 10, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
†The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of
Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Securities and Exchange Commission upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	July 11, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer